[Scudder Investments logo]

Scudder U.S. Treasury Money Fund

Class AARP and Class S Shares

Semiannual Report

November 30, 2002

Contents

<Click Here> Letter from the President

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder U.S. Treasury Money Fund	Ticker Symbol	Fund Number
Class AARP	SUSXX	159
Class S	SCGXX	059

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the President

Dear Shareholder,

Calendar year 2002 was a strong period for the US bond market, as measured by the Lehman Brothers Aggregate Bond Index. In the midst of an uncertain economic environment, concerns about the potential for war with Iraq and numerous accounting irregularities by major US corporations, investors fled to the relative stability of bonds, particularly US Treasury bonds. In this environment, the Federal Reserve Board kept interest rates quite low. The federal funds rate was 1.75 percent for most of the period, though the Fed further reduced that rate to 1.25 percent on November 6, as a means to further stimulate the sluggish US economy. As a result, most money market fund yields remained at historically low levels.

At the same time, the unmanaged Standard & Poor's 500 Composite Stock Price Index, a group of large-company stocks that many investment professionals use in discussing the overall equity market, declined for the third year in a row. At the same time, October, historically one of the worst months for stocks, was the highest-performing month for the index in 2002. It was also the best October for the index since 1982.

In managing Scudder U.S. Treasury Money Fund, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional and volatile market conditions. We are continually fine-tuning the fund's portfolio in an effort to maintain a diverse mix of securities and maximize value for long-term investors.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,[Scudder Investments logo]

Jon Baum
President, Scudder Distributors, Inc.

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Portfolio Management Review

In the following interview, Portfolio Manager Darlene M. Rasel discusses the market environment and her team's approach to managing the fund.

Q: How did the fund perform over its most recent semiannual period?

A: Over the six months ended November 30, 2002, Scudder U.S. Treasury Money Fund's seven-day yield declined from 1.05 percent to 0.77 percent, reflecting the Federal Open Market Committee (Fed) decision to reduce the federal funds rate by 50 basis points on November 6, 2002. For the six-month period ended November 30, Class S shares of the fund returned 0.47 percent, compared with the 0.49 percent return of its average peer in the Lipper U.S. Treasury Money Markets Funds category.

Q: Why did the Fed choose to cut the fed funds rate by 50 basis points?

A: Following a weak employment report as well as other unfavorable economic reports, the fixed income markets priced short-term securities as if the Fed would cut interest rates by 25 basis points at its November meeting. Instead, the Fed cut rates by 50 basis points. We believe the Fed was more aggressive because it wanted to jump-start an economy that it thought may be decelerating.

Q: Why wouldn't the Fed move incrementally?

A: Incremental cuts of 25 basis points would not have the effect that the Fed felt was needed.

The Fed had lowered interest rates 11 times during 2001, with the last reduction to 1.75 percent on December 11, 2001. Without much more room to lower rates, we think the Fed wanted to make a strong statement now. And following the midterm elections on November 5, we believe it wanted to tie the cut to potential fiscal policy changes that seem more likely now that Republicans control both houses of Congress. In our view, the Republican victory virtually guarantees higher defense spending, tax cuts and other measures that would be stimulative for the economy. The Fed might have wanted to lend its support by going for maximum impact.

Q: How likely is another rate cut during the first quarter of 2003?

A: We believe that the Fed will be vigilant and take steps within its power, to move the economy forward. However, it should be remembered that Chairman Greenspan has said that he doesn't think that the recent 50-basis-point move is going to be inflationary. As soon as the Fed sees signs of heightened inflation, we believe that the interest rate reductions will be over.

Because monetary policy changes typically take at least six months to affect the economy, it will be a while before we know how effective the Fed's November action will be in moving the economy forward. In its statement accompanying the November rate cut, the Fed said that it was changing from a stimulative to a "neutral" stance, noting that it thought risks to the economy were equally balanced between inflation and slower growth. For this reason, we think short-term interest rates should remain relatively stable at least until mid-March 2003. Whether the Fed acts again depends on several factors, including holiday sales figures, consumer confidence and the potential conflict in Iraq.

Q: In light of recent events, how have you been positioning the fund?

A: Based on the position of the short-term yield curve, we have been purchasing money market instruments with three- to six-month maturities. We don't believe that the yield pickup from six- to 12-month securities warrants taking any additional interest rate risk at this point. We do expect the yield curve to steepen (i.e., six- to 12-month yields to become more attractive) in the near future and are prepared to cautiously extend the average maturity of the fund at the appropriate time. Over the coming weeks, we will continue to seek competitive yields, maintain our conservative investment strategies and choose securities from only the highest-quality issuers.

Q: What impact will the recent Fed interest rate cut have on the yield of Scudder U.S. Treasury Money Fund?

A: The impact of lower rates will work its way into the fund's yield gradually over the next two months. We expect higher-yielding securities bought by the fund before the Fed rate cut to continue to benefit the fund's yield until these securities mature. At maturity, the proceeds will be reinvested in securities that reflect the current level of rates, which we believe are likely to be lower given the Fed rate cut.

Fund's Class S Shares Yields
	7-day annualized yield	7-day compounded effective yield
May 31, 2002	1.05%	1.06%
November 30, 2002	0.77%	0.77%

Yields will fluctuate with changing market conditions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of November 30, 2002 (Unaudited)

	Principal Amount ($)	Value ($)

US Treasury Obligations 43.4%
US Treasury Bills:
1.245%**, 12/26/2002	65,000,000	64,943,976
1.845%**, 12/5/2002	20,000,000	19,995,900
US Treasury Notes:
2.75%, 9/30/2003	25,000,000	25,193,240
5.25%, 8/15/2003	20,000,000	20,479,015
5.5%, 5/31/2003	10,000,000	10,156,515
Total US Treasury Obligations (Cost $140,768,646)		140,768,646

US Government Guaranteed 12.9%
Overseas Private Investment Corp., 1.68%*, 4/2/2007 (b) (Cost $41,710,000)	41,710,000	41,710,000

Repurchase Agreements*** 43.7%
Credit Suisse First Boston Corp., 1.31%, dated 11/29/2002, to be repurchased at $60,006,550 on 12/2/2002	60,000,000	60,000,000
Greenwich Capital, 1.3%, dated 11/29/2002, to be repurchased at $15,001,625 on 12/2/2002	15,000,000	15,000,000
Morgan Stanley, 1.28%, dated 11/29/2002, to be repurchased at $60,006,400 on 12/2/2002	60,000,000	60,000,000
State Street Bank and Trust Company, 1.3%, dated 11/29/2002, to be repurchased at $6,453,699 on 12/2/2002	6,453,000	6,453,000
Total Repurchase Agreements (Cost $141,453,000)		141,453,000
Total Investment Portfolio - 100.0% (Cost $323,931,646) (a)		323,931,646

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2002.
** Annualized yield at the time of purchase; not a coupon rate.
*** Repurchase agreements are fully collateralized by US Treasury or Government agency securities.
(a) The cost for federal income tax purposes was $323,931,646.
(b) The dates shown represent final maturity date, however these securities can be called upon demand.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited)
Assets
Investments in securities, at value (including repurchase agreements of $141,453,000) (cost $323,931,646)	$ 323,931,646
Cash	209
Interest receivable	760,892
Receivable for Fund shares sold	165,580
Total assets	324,858,327
Liabilities
Dividends payable	5,650
Payable for Fund shares redeemed	721,846
Accrued management fee	110,780
Other accrued expenses and payables	106,091
Total liabilities	944,367
Net assets, at value	$ 323,913,960
Net Assets
Net assets consist of: Undistributed net investment income	1,499
Paid-in capital	323,912,461
Net assets, at value	$ 323,913,960
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($13,960,125 / 13,960,125 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($309,953,835 / 309,953,569 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 2,888,145
Expenses: Management fee	667,533
Administrative fee	664,977
Trustees' fees and expenses	6,441
Other	1,937
Total expenses, before expense reductions	1,340,888
Expense reductions	(7)
Total expenses, after expense reductions	1,340,881
Net investment income	1,547,264
Net increase (decrease) in net assets resulting from operations	$ 1,547,264

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2002 (Unaudited)	Year Ended November 30, 2002
Operations: Net investment income	$ 1,547,264	$ 6,281,419
Net realized gain (loss) on investment transactions	-	39,433
Net increase (decrease) in net assets resulting from operations	1,547,264	6,320,852
Distributions to shareholders from: Net investment income: Class AARP	(53,906)	(6,205,050)
Class S	(1,491,859)	(114,939)
Fund share transactions: Proceeds from shares sold	81,483,204	279,872,841
Reinvestment of distributions	1,494,281	6,036,942
Cost of shares redeemed	(93,572,825)	(335,205,024)
Net increase (decrease) in net assets from Fund share transactions	(10,595,340)	(49,295,241)
Increase (decrease) in net assets	(10,593,841)	(49,294,378)
Net assets at beginning of period	334,507,801	383,802,179
Net assets at end of period (including undistributed net investment income of $1,499 at November 30, 2002)	$ 323,913,960	$ 334,507,801

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2002[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.005	.018	.033
Less distributions from: Net investment income and net realized gains on investment transactions	(.005)	(.018)	(.033)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.46**	1.76	3.32**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	8	5
Ratio of expenses (%)	.80*	.80	.80*
Ratio of net investment income (%)	.93*	1.76	4.92*
[a] For the six months ended November 30,2002 (Unaudited). [b] From October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001. * Annualized ** Not annualized

Class S
Years Ended May 31,	2002[a]	2002	2001	2000	1999[b]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.005	.018	.052	.047	.040	.047	.045
Less distributions from: Net investment income and net realized gains on investment transactions	(.005)	(.018)	(.052)	(.047)	(.040)	(.047)	(.045)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.47**	1.76	5.33[d]	4.83[d]	4.09d**	4.83[d]	4.58[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	310	326	379	365	427	389	399
Ratio of expenses before expense reductions (%)	.80*	.80	.94	1.06[e]	1.08*	1.00	.94
Ratio of expenses after expense reductions (%)	.80*	.80	.75	.66[e]	.65*	.65	.65
Ratio of net investment income (%)	.93*	1.76	5.21	4.70	4.37*	4.72	4.49
[a] For the six months ended November 30, 2002 (Unaudited).
[b] For the eleven months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from June 30 to May 31.
[c] Years ended June 30.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.04% and .65%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For purposes of the daily dividend, net investment income includes all realized gain (losses) on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement (the "Management Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $500,000,000 of the Fund's average daily net assets, 0.385% of the next $500,000,000 of such net assets and 0.37% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.40% of average daily net assets of each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended November 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2002
Class AARP	$ 23,195	$ 4,423
Class S	641,782	101,668
	$ 664,977	$ 106,091

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $7 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2002		Year Ended May 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	9,921,856	$ 9,921,856	9,393,573	$ 9,393,605
Class S	71,561,348	71,561,348	270,481,468	270,479,236
		$ 81,483,204		$ 279,872,841
Shares issued to shareholders in reinvestment of distributions
Class AARP	51,888	$ 51,888	108,193	$ 108,193
Class S	1,442,393	1,442,393	5,928,749	5,928,749
		$ 1,494,281		$ 6,036,942
Shares redeemed
Class AARP	(4,252,465)	$ (4,252,465)	(6,285,041)	$ (6,285,041)
Class S	(89,320,360)	(89,320,360)	(328,920,087)	(328,919,983)
		$ (93,572,825)		$ (335,205,024)
Net increase (decrease)
Class AARP	5,721,279	$ 5,721,279	3,216,725	$ 3,216,757
Class S	(16,316,619)	(16,316,619)	(52,509,870)	(52,511,998)
		$ (10,595,340)		$ (49,295,241)

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement November 2002

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

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